Exhibit 99.1

Forward-Looking Statements
Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties.
Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.
These forward-looking statements speak only as of this date. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.
To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles
(GAAP). A detailed reconciliation of adjusted numbers to GAAP is posted the Investor Relations section of our Web site at http://ir.omnicare.com.

Omnicare Today…
A Senior Care Pharmacy Services Company

• Industry leader
 – 47 states, District of Columbia and Canada
 – 120 million prescriptions dispensed per year
• Nation’s largest provider of hospice
 pharmacy
• Global contract research organization

Omnicare Growth Drivers
• Demographic trends
• Pharmaceutical market trends
• Strategic objectives

Demographic Trends
Aging Population Shaping Healthcare
• Life expectancy continues to lengthen
• Significant population mix shift towards seniors
Source: U.S. Census Bureau

Pharmaceutical Market
Trends
• Branded drugs
• Major market shift to generic drugs
• Development and use of biologics
 increasing

Brand to Generic Drugs
Increasing Utilization of Generics
(1) Generic prescriptions dispensed as a percent of total scripts

Major Shift to Generic Drugs
Benefits
• Buy-side margin
• Favorable impact on working capital
• Top 100 generic drug analysis

Generic Drugs
Long-Term Trends
• Top 100 generics based on revenue
 • 94% of these older generics providing
 positive contribution relative to brand

(1) All generic launches are subject to change due to litigation or pediatric exclusivity.
(2) Drugs already launched shown in gray and italics
2010	2011	2012	2013
Arimidex	Fazaclo	Actos	Aciphex
Cozaar	Femara	Diovan	Asacol
Effexor ER	Gabitril	Exelon Patch	Avodart
Exelon Caps	Levaquin	Geodon	Cymbalta
Flomax	Lipitor	Invega	Humalog
Lovenox	Plavix	Lexapro	Lupron Depot
Merrem Inj.	Tricor	Lidoderm	Niaspan SR
Mirapex	Uroxatrol	Seroquel	Oxycontin
Prevacid Soltabs	Xalatan	Singulair	Renagel
Aricept	Zyprexa	Xopenex	Travatan
2010-2013 Potential Patent Expirations(1)(2)
Geriatric Market

Specialty Pharmaceuticals
A Growth Industry
(1) Source: EvaluatePharma
Pharmaceutical Market Share(1) by Drug Type
11
• Mail order
• Oncology and multiple sclerosis
• Outsourced services for
 biotechnology firms
• Omnicare’s institutional
 pharmacies
Conventional
Drugs, 72%
Other, 19%
Omnicare’s Positioning Within Specialty Pharmaceuticals…

Strategic Objectives
• Productivity improvements
 – Cost-reduction initiatives
• Customer growth
 – Skilled nursing facilities (SNFs)
 – Assisted living facilities (ALFs)
 – Other institutional settings
• Specialty pharmacy

Productivity Improvements
Transitioning to an Operations-Driven Company
• Cultural transformation
 – Instill collaborative environment,
 encourage employee innovation
 – Revamp budgeting process
 – Reinforce a commitment to compliance
• Reallocation of resources
 – Align employee interests
 – Reshape the organization, bringing it
 closer to the customer
 – Improve accountability with regional
 realignment

Productivity Improvements
Cost-Reduction Initiatives
• Drug purchasing
 – Leveraging brand and generic drug
 purchasing power
• Strategic sourcing
 – Capitalizing on scale with non-drug
 purchases
• Operating initiatives
 – Hub-and-spoke network, new
 technologies, best practices

(1) P&L savings realized for trailing four quarters through the third quarter of 2010.

Customer Growth
Initiatives Focused on Organic Growth
• Enhance the customer experience
 – Align customer retention with incentive programs
 – Proactive vs. reactive approach to customer service
 – Reposition leading technology offering
• Improve selling effectiveness
 – Re-engage sales consulting group
 – Improve coordination of selling process
 – Revamped incentive programs
 – Redeploy marketing resources

Customer Growth
Broadening Markets
• Assisted living market
• CCRCs, independent living
• Mental health market, rural hospitals,
 prisons

Customer Growth
Focus on Assisted Living Opportunity

Assisted Living:
Three-Pronged Growth Opportunity

Specialty Pharmacy
Growth Outside Institutional Setting

• Omnicare specialty pharmacy growth rates have outpaced
 robust industry growth rates…but opportunities exist to
 further accelerate growth through:
 – Addition of new leadership
 – Tighter coordination of efforts
 – Penetrate additional disease states (for ACS)
 – Primary disease states currently multiple sclerosis and oncology
 – Potential additional acquisitions to fill-out portfolio
Two-year CAGR(1) for Omnicare’s specialty pharmacy businesses = 43.8%
(1) Quarterly revenues based on third quarter 2010 results (as compared with third quarter 2008 results)

Third Quarter 2010 Highlights
• Scripts dispensed increased 1.3% sequentially
 – One additional calendar day in 3Q 2010 as compared with 2Q 2010
 – Number of beds served up sequentially
 – Utilization stable
 – Census was lower, although rate of decline improved from 2Q 2010
• Qtr. ending number of beds served(1) up 32,000 sequentially
 – Increases in additions; bed adds benefitted from CCRx acquisition
 – 25% sequential reduction in losses
• Net sales, gross profit higher sequentially
• Adjusted EBITDA(2),(3) slightly lower at $140.7 million
• Adjusted EPS(2),(3) up 8.3% sequentially to $0.52
• $37.4 million returned to shareholders through dividends and share repurchases
19
(1) Includes patients served under patient assistance programs
(2) Excludes discontinued operations
(3)  Excludes special items. A reconciliation of this non-GAAP information has been attached to our press release and is also available on our Web site under ‘Supplemental Financial Information’ from the ‘Investors’ page.

Capital Returned to Shareholders

(1) Cumulative % Returned = (YTD Dividends Paid + YTD Share Repurchases) / 12/31/09 Market Capitalization of $2,908.4 million.

Omnicare’s Fundamental Value Drivers
• Favorable industry dynamics
• Industry leading position
• Scale business
• Solid financial position
• Substantial cash flow generator
• Enhancing efficiency of operations
• Opportunities to leverage core business